Exhibit 32.2

AMENDED CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Silver Falcon Mining, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

1.     The Amended Quarterly Report on Form 10-Q/A for the period ending September 30, 2013 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 21, 2014	/s/ Thomas Ridenour

Thomas Ridenour Chief Financial Officer (principal financial and accounting officer)